Exhibit 99.1

Lifetime Brands, Inc. Reports First Quarter 2019 Financial Results

GARDEN CITY, NY, May 9, 2019 – Lifetime Brands, Inc. (NasdaqGS: LCUT), a leading global provider of branded kitchenware, tableware and other products used in the home, today reported its financial results for the first quarter March 31, 2019.

Consolidated net sales were $149.9 million in the quarter ended March 31, 2019, an increase of $31.7 million, or 26.8%, as compared to consolidated net sales of $118.2 million, for the corresponding period in 2018. In constant currency, which excludes the impact of foreign exchange fluctuations, consolidated net sales increased $33.2 million, or 28.5%, as compared to consolidated net sales in the corresponding period in 2018.

Gross margin was $54.3 million, or 36.2%, as compared to $45.1 million, or 38.2%, for the corresponding period in 2018.

Loss from operations was $2.3 million, as compared to a loss from operations of $13.3 million for the corresponding period in 2018.

Net loss was $4.9 million, or $0.24 per diluted share, as compared to a net loss of $11.6 million, or $0.70 per diluted share, in the corresponding period in 2018.

Adjusted net loss was $4.0 million, or $0.19 per diluted share, in the quarter ended March 31, 2019, as compared to adjusted net loss of $8.3 million, or $0.50 per diluted share, in the corresponding period in 2018.

Consolidated adjusted EBITDA was $6.1 million in the quarter ended March 31, 2019, as compared to consolidated adjusted EBITDA of ($0.5) million in the corresponding period in 2018. Consolidated adjusted EBITDA was $69.7 million for the twelve months ended March 31, 2019, reflecting among other adjustments, projected synergies from the acquisition of Filament as permitted under our debt agreements.

Robert Kay, Lifetime’s Chief Executive Officer, commented, “I am pleased with our performance in the first quarter of 2019, which was driven by focused execution, strong end market demand and market share gains. With the close of the Filament acquisition in March 2018, we relaunched Lifetime Brands and, over the course of 2018, built a solid foundation for profitable growth. These efforts are beginning to bear fruit, as evidenced by our $6.6 million in consolidated adjusted EBITDA growth.”

Mr. Kay continued, “Importantly, we are seeing results from recently implemented strategic initiatives. Our restructured e-commerce operations now represent nearly 14 percent of revenues and pure-play e-commerce revenues grew nearly 30 percent compared to the first quarter of 2018. The reorganization of our European operations also led to meaningful year-over-year improvement. We remain focused on executing our strategic priorities to continue to deliver growth in 2019.”

Outlook

For the full fiscal year ending, December 31, 2019, the Company is providing the following financial outlook:

Net sales	$754 to $760 million
Income from operations	$38 to 40 million
Net income	$13 to $14 million
Weighted-average diluted shares	21 million
Diluted income per common share	$0.62 to $0.67 per share
Adjusted net income	$15 to 16 million
Adjusted diluted income per common share	$0.71 to $0.76 per share
Consolidated adjusted EBITDA	$71 to $73 million

Outlook is based on a forecasted GBP to USD exchange rate of $1.30. Net income, adjusted net income, diluted income per common share and adjusted diluted income per common share was calculated based on an expected effective tax rate of 28%.

Conference Call

The Company has scheduled a conference call for Thursday, May 9, 2019 at 11:00 a.m. The dial-in number for the conference call is (866) 610-1072 or (973) 935-2840, passcode #3578067. A live webcast of the conference call will be accessible through https://event.on24.com/wcc/r/2000137-1/C6BA0A7FCC626F000AECC61B1891B8E1. For those who cannot listen to the live broadcast, an audio replay of the webcast will be available.

Non-GAAP Financial Measures

This earnings release contains non-GAAP financial measures, including consolidated net sales in constant currency, adjusted net income (loss), adjusted diluted income per common share, and consolidated adjusted EBITDA. A non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets, or statements of cash flows of a company; or, includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. As required by SEC rules, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. These non-GAAP financial measures are provided because management of the Company uses these financial measures in evaluating the Company’s on-going financial results and trends, and management believes that exclusion of certain items allows for more accurate comparison of the Company’s operating performance by investors and analysts. Management uses these non-GAAP financial measurers as indicators of business performance. These non-GAAP financial measures should be viewed as a supplement to, and not a substitute for, GAAP measures of performance.

Forward-Looking Statements

In this press release, the use of the words “believe,” “could,” “expect,” “may,” “positioned,” “project,” “projected,” “should,” “will,” “would” or similar expressions is intended to identify forward-looking statements. Such statements include all statements regarding the growth of the Company, our financial outlook, our current and projected financial and operating performance, results, and profitability and all guidance related thereto, as well as our future plans and intentions regarding the Company and its consolidated subsidiaries. Such statements represent the Company’s current judgments, estimates, and assumptions about possible future events. The Company believes these judgments, estimates, and assumptions are reasonable, but these statements are not guarantees of any events or financial or operational results, and actual results may differ materially due to a variety of important factors. Such factors might include, among others, the Company’s ability to comply with the requirements of its credit agreements; the availability of funding under such credit agreements; the Company’s ability to maintain adequate liquidity and financing sources and an appropriate level of debt; the possibility of impairments to the Company’s goodwill; changes in U.S. or foreign trade or tax law and policy; the impact of tariffs on imported goods and materials; changes in general economic conditions which could affect customer payment practices or consumer spending; the impact of changes in general economic conditions on the Company’s customers; customer ordering behavior; the performance of our newer products; expenses and other challenges relating to the integration of the Filament Brands business and future acquisitions; changes in demand for the Company’s products; changes in the Company’s management team; the significant influence of the Company’s largest stockholder; fluctuations in foreign exchange rates; changes in U.S. trade policy or the trade policies of nations in which we or our suppliers do business; uncertainty regarding the U.K.’s exit from the European Union (Brexit); shortages of and price volatility for certain commodities; and significant changes in the competitive environment and the effect of competition on the Company’s markets, including on the Company’s pricing policies, financing sources and ability to maintain an appropriate level of debt. The Company undertakes no obligation to update these forward-looking statements other than as required by law.

Lifetime Brands, Inc.

Lifetime Brands is a leading global provider of kitchenware, tableware and other products used in the home. The Company markets its products under well-known kitchenware brands, including Farberware®, KitchenAid®, Sabatier®, Amco Houseworks®, Chef’n® Chicago™ Metallic, Copco®, Fred® & Friends, Houdini™, KitchenCraft®, Kamenstein®, Kizmos™, La Cafetière®, MasterClass®, Misto®, Mossy Oak®, Swing-A-Way®, Taylor® Kitchen, Rabbit® and Vasconia®; respected tableware and giftware brands, including Mikasa®, Pfaltzgraff®, Fitz and Floyd®, Creative Tops®, Empire Silver™, Gorham®, International® Silver, Kirk Stieff®, Towle® Silversmiths, Tuttle®, Wallace®, Wilton Armetale®, V&A® and Royal Botanic Gardens Kew®; and valued home solutions brands, including BUILT NY®, Taylor® Bath, Taylor® Weather and PlanetBox®. The Company also provides exclusive private label products to leading retailers worldwide.

The Company’s corporate website is www.lifetimebrands.com.

Contacts:

Lifetime Brands, Inc.

Laurence Winoker, Chief Financial Officer

516-203-3590

investor.relations@lifetimebrands.com

or

Joele Frank, Wilkinson Brimmer Katcher

Ed Trissel / Andrew Squire / Sophie Throsby

212-355-4449

LIFETIME BRANDS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands – except per share data)

(unaudited)

	Three Months Ended March 31,
	2019	2018
Net sales	$149,926	$118,169
Cost of sales	95,605	73,082

Gross margin	54,321	45,087
Distribution expenses	15,860	17,822
Selling, general and administrative expenses	40,140	40,175
Restructuring expenses	608	406

Loss from operations	(2,287)	(13,316)
Interest expense	(4,922)	(2,103)
Loss on early retirement of debt	—	(66)

Loss before income taxes and equity in (losses) earnings	(7,209)	(15,485)
Income tax benefit	2,458	3,810
Equity in (losses) earnings, net of taxes	(116)	77

NET LOSS	$(4,867)	$(11,598)

Weighted-average shares outstanding – basic and diluted	20,510	16,601
BASIC LOSS PER COMMON SHARE	$(0.24)	$(0.70)

Weighted-average shares outstanding – basic and diluted	20,510	16,601
DILUTED LOSS PER COMMON SHARE	$(0.24)	$(0.70)

LIFETIME BRANDS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands – except share data)

	March 31, 2019	December 31, 2018
	(unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$6,143	$7,647
Accounts receivable, less allowances of $7,264 at March 31, 2019 and $7,855 at December 31, 2018	92,727	125,292
Inventory	187,278	173,601
Prepaid expenses and other current assets	10,897	10,822
Income taxes receivable	3,992	1,442

TOTAL CURRENT ASSETS	301,037	318,804

PROPERTY AND EQUIPMENT, net	26,069	25,762
OPERATING LEASE RIGHT-OF-USE ASSETS	91,837	—
INVESTMENTS	22,185	22,582
INTANGIBLE ASSETS, net	336,434	338,847
DEFERRED INCOME TAXES	438	733
OTHER ASSETS	2,390	1,844

TOTAL ASSETS	$780,390	$708,572

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Current maturity of term loan	$10,757	$1,253
Accounts payable	32,016	38,167
Accrued expenses	48,597	45,456
Current portion of Operating Lease Liability	10,257	—

TOTAL CURRENT LIABILITIES	101,627	84,876

DEFERRED RENT & OTHER LONG-TERM LIABILITIES	10,071	23,339
DEFERRED INCOME TAXES	15,245	15,141
OPERATING LEASE LIABILITIES	96,818	—
INCOME TAXES PAYABLE, LONG-TERM	949	949
REVOLVING CREDIT FACILITY	26,490	42,080
TERM LOAN	252,879	262,694

STOCKHOLDERS’ EQUITY
Preferred stock, $1.00 par value, shares authorized: 100 shares of Series A and 2,000,000 shares of Series B; none issued and outstanding	—	—
Common stock, $.01 par value, shares authorized: 50,000,000 at March 31, 2019 and December 31, 2018; shares issued and outstanding: 20,927,517 at March 31, 2019 and 20,764,143 at December 31, 2018	209	208
Paid-in capital	259,304	258,637
Retained earnings	49,499	55,264
Accumulated other comprehensive loss	(32,701)	(34,616)

TOTAL STOCKHOLDERS’ EQUITY	276,311	279,493

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$780,390	$708,572

LIFETIME BRANDS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(unaudited)

	Three Months Ended March 31,
	2019	2018
OPERATING ACTIVITIES
Net loss	$(4,867)	$(11,598)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	6,359	4,309
Amortization of financing costs	438	220
Deferred rent	—	370
Non cash lease expense	544	—
Stock compensation expense	907	838
Undistributed equity in losses (earnings), net of taxes	116	(77)
Loss on early retirement of debt	—	66
Changes in operating assets and liabilities (excluding the effects of business acquisitions):
Accounts receivable	33,097	48,119
Inventory	(13,314)	(17,303)
Prepaid expenses, other current assets and other assets	214	(1,476)
Accounts payable, accrued expenses and other liabilities	(3,475)	(7,050)
Income taxes receivable	(2,550)	—
Income taxes payable	—	(3,880)

NET CASH PROVIDED BY OPERATING ACTIVITIES	17,469	12,538

INVESTING ACTIVITIES
Purchases of property and equipment	(1,393)	(2,408)
Filament acquisition, net of cash acquired	—	(217,932)

NET CASH USED IN INVESTING ACTIVITIES	(1,393)	(220,340)

FINANCING ACTIVITIES
Proceeds from revolving credit facility	66,325	73,725
Repayments of revolving credit facility	(82,130)	(123,938)
Proceeds from term loan	—	275,000
Repayment of term loan	(688)	—
Proceeds from short term loan	—	79
Payment of financing costs	—	(11,049)
Payment of equity issuance costs	—	(929)
Payments for capital leases	(6)	(24)
Payments of tax withholding for stock based compensation	(232)	(258)
Cash dividends paid	(906)	(652)

NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(17,637)	211,954

Effect of foreign exchange on cash	57	152
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(1,504)	4,304

Cash and cash equivalents at beginning of period	7,647	7,600

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$6,143	$11,904

LIFETIME BRANDS, INC.

Supplemental Information

(In thousands)

Reconciliation of GAAP to Non-GAAP Operating Results

Consolidated adjusted EBITDA for the twelve months ended March 31, 2019:

					Twelve Months Ended March 31, 2019
	Three Months Ended
	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
	(in thousands)
Net income (loss) as reported	$(6,057)	$5,948	$9,987	$(4,867)	$5,011
Subtract out:
Undistributed equity (earnings) losses, net	(155)	(185)	(128)	116	(352)
Add back:
Income tax provision (benefit)	(1,765)	906	7,558	(2,458)	4,241
Interest expense	4,676	5,634	5,591	4,922	20,823
Depreciation and amortization	6,422	6,076	6,522	6,359	25,379
Impairment of goodwill	—	2,205	—	—	2,205
Stock compensation expense	921	1,268	1,108	907	4,204
Contingent consideration fair value adjustment	—	—	(1,774)	—	(1,774)
Unrealized gain on foreign currency contracts	(2,112)	(190)	(33)	—	(2,335)
Other permitted non-cash charges	916	307	—	—	1,223
Acquisition related expenses	391	43	523	151	1,108
Restructuring expenses	395	552	971	608	2,526
Integration charges	110	103	433	174	820
Warehouse relocation	168	55	118	215	556
Projected synergies	—	—	—	—	6,063

Consolidated adjusted EBITDA	$3,910	$22,722	$30,876	$6,127	$69,698

Consolidated adjusted EBITDA is a non-GAAP financial measure which is defined in the Company’s debt agreements. Consolidated adjusted EBITDA is defined as net income (loss), adjusted to exclude undistributed equity in (earnings) losses, income tax provision (benefit), interest expense, depreciation and amortization, impairment of goodwill, stock compensation expense, unrealized gain on foreign currency contracts and certain non-cash charges such as fair value adjustment on contingent consideration and purchase accounting adjustment to step-up the fair value of acquired inventory. Pursuant to the Company’s Debt Agreements, consolidated adjusted EBITDA also includes adjustments, for the acquisition of Filament, restructuring expenses, integration charges, warehouse relocation expenses and cost saving synergies projected by the Company as a result of actions taken through March 31, 2019 or expected to be taken as of March 31, 2019, net of the benefits realized.

LIFETIME BRANDS, INC.

Supplemental Information

(In thousands – except per share data)

Reconciliation of GAAP to Non-GAAP Operating Results (continued)

Adjusted net loss and adjusted diluted loss per common share:

	Three Months Ended March 31,
	2019	2018
	(in thousands)
Net loss as reported	$(4,867)	$(11,598)
Adjustments:
Acquisition related expenses	151	809
Restructuring expenses	608	406
Integration charges	174	35
Warehouse relocation	215	2,384
Loss on early retirement of debt	—	66
Other permitted non-cash charges	—	287
Unrealized loss on foreign currency contracts	—	393
Deferred tax for foreign currency translation for Grupo Vasconia	—	(195)
Income tax effect on adjustments	(273)	(872)

Adjusted net loss	$(3,992)	$(8,285)

Adjusted diluted loss per common share	$(0.19)	$(0.50)

Adjusted net loss and adjusted diluted loss per common share in the three months ended March 31, 2019 excludes acquisition related expenses, restructuring expenses, integration charges, and warehouse relocation costs. The income tax effect on adjustments reflects the statutory tax rates applied on the adjustments. Adjusted net loss and adjusted diluted loss per common share in the three months ended March 31, 2018 excludes acquisition related expenses, restructuring expenses, integration charges, warehouse relocation expenses, loss on early retirement of debt, non-cash purchase accounting charges, the unrealized loss on foreign currency contracts and the deferred tax for foreign currency translation for Grupo Vasconia. The income tax effect on adjustments reflects the statutory tax rates applied on the adjustments.

LIFETIME BRANDS, INC.

Supplemental Information

(In thousands – except per share data)

Reconciliation of GAAP to Non-GAAP Operating Results (continued)

Constant Currency:

	As Reported Three Months Ended March 31,			Constant Currency (1) Three Months Ended March 31,				Year-Over-Year Increase (Decrease)
Net sales	2019	2018	Increase (Decrease)	2019	2018	Increase (Decrease)	Currency Impact	Excluding Currency	Including Currency	Currency Impact
U.S.	$127,038	$95,907	$31,131	$127,038	$95,893	$31,145	$14	32.5%	32.5%	0.0%
International	22,888	22,262	626	22,888	20,817	2,071	1,445	9.9%	2.8%	7.1%

Total net sales	$149,926	$118,169	$31,757	$149,926	$116,710	$33,216	$1,459	28.5%	26.9%	1.6%

(1)

“Constant Currency” is determined by applying the 2019 average exchange rates to the prior year local currency sales amounts, with the difference between the change in “As Reported” net sales and “Constant Currency” net sales, reported in the table as “Currency Impact”. Constant currency sales growth is intended to exclude the impact of foreign currency exchange rates.

Adjusted net income and adjusted diluted income per share outlook for the full fiscal year ending December 31, 2019:

Net income outlook	$13 to $14
Adjustments:
Acquisition related expenses	0.2
Restructuring, warehouse relocation, and integration expenses	3.0
Income tax effect on adjustments	(0.9)

Adjusted net income outlook	$15 to $16

Adjusted diluted income per common share outlook	$0.71 to $0.76

Consolidated adjusted EBITDA outlook for the full fiscal year ending December 31, 2019:

Net income outlook	$13 to $14
Subtract out:
Undistributed equity in earnings	(0.8)
Add back:
Income tax expense	4.6 to 5.1
Interest expense	22.0
Depreciation and amortization	25.1
Stock compensation expense	4.6
Restructuring, warehouse relocation and integration expenses	3.0

Consolidated adjusted EBITDA outlook	$71 to $73